UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

September 30, 2012

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2

TCM Small Cap Growth Fund
Performance Discussion	7
Performance	10
Fund Information	11
Schedule of Investments	12

TCM Small-Mid Cap Growth Fund
Performance Discussion	15
Performance	18
Fund Information	19
Schedule of Investments	20

Fund Expense Examples	23

Financial Statements
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	31

Report to Shareholders	39

Approval of Investment Advisory Agreement	40

Trustees and Executive Officers	43

Additional Information	46

Privacy Policy	48

   TCM GROWTH FUNDS

November 14, 2012

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2012.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of each Fund and a Report of Independent Registered Public Accounting Firm.

The markets have been very strong for the one year period ended September 30, 2012, with a significant portion of that performance coming last October and the first quarter of 2012.  This letter summarizes the market environment over the past fiscal year and our current investment outlook.  Following this letter are the discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund, which begin on pages 7 and 15, respectively.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is significant overlap in the portfolios.

Market Review

Fourth Quarter 2011 – A “Relief Rally” Starts Off the Fiscal Year.  The very poor performance of the equity markets in the third quarter of 2011 (the Russell 2000® Growth was down over 22%) was driven by macro-economic factors (slowing growth worldwide and sovereign debt), as valuations and fundamentals took a back seat to fear and liquidity concerns.  By the end of September the fear and loathing for stocks peaked for the year, setting the stage for a rally on any positive news, or just the absence of bad news.  Many companies have taken meaningful steps since 2008 to shore up their balance sheets and achieve healthy profit margins.  With record levels of cash on U.S. corporate balance sheets (itself a fear indicator) reaching all-time highs, companies were positioned to withstand short-term shocks and had the resources to maintain spending levels and respond to a challenging growth environment.  The market had discounted so much bad news that the relief of uncertainty, particularly as it relates to the prospects of avoiding an EU banking crisis, led to a snap back “relief” rally.  That relief came in the first week of October as European leaders met, yet again, to address the Greek debt crisis and affirmed that the major players were prepared to backstop the weaker members in the European Union.  Even though there was very little substance to these public comments and meetings, the market rallied on any positive news throughout the month.  That rally culminated on October 27 when an accord was announced that bondholders would

TCM GROWTH FUNDS

accept a “voluntary” 50% write-down on Greek bonds, which miraculously did not trigger the default provisions on credit default swaps.  In any event, when it was all said and done, October turned out to be the third best month on record for the Russell 2000® Growth Index.

The rally was short-lived, however, and the rest of the quarter ended up essentially flat with high volatility and low trading volume.  In November, small cap stocks were seemingly headed for a month of double digit negative returns, when a strong rally over the last three trading days of the month turned the period into more of a nonevent.  While it appeared that fundamentals and valuations were making a comeback in terms of their importance to stock prices, the very positive but volatile response by markets at the end of November to global efforts by the world’s Central Banks to calm fears relating to the European debt crisis only served to remind us that macro/political factors were still driving short term market performance.  December was also a relatively flat month for the equity markets as investors digested a stream of moderately improving economic data, including improving sales of durable goods and new homes, as well as expressed some relief at the extension of the payroll tax cuts.

First Quarter 2012 – Climbing a Wall of Worry.  A significant rally in the first quarter of 2012 completed the round trip for small cap stocks as the Russell 2000® Growth Index ended the quarter exactly where it started on March 31, 2011.  As investors are only too aware, the trip was volatile and it took a 30% rise in the benchmark over the last two quarters of the period to complete the rebound.  During this period, smaller cap stocks outperformed larger caps and higher beta stocks have made the strongest contribution to returns (although not consistently).  As the perceived risk of “fat-tailed” events and global recession lessened during this period, the correlation of returns (the percentage of stocks moving in the same direction) declined from historic highs in October to a more normal range in the first quarter.  In addition, volatility (as measured by the VIX Index) and credit spreads fell significantly in the first quarter, which provided a more normal investing environment as investors began to focus on the fundamentals and valuations of individual companies again.  In this higher beta environment, traditional growth sectors such as consumer discretionary, healthcare and technology performed the best, as investors focused on companies with stronger revenue and earnings growth rates.  The consumer discretionary sector also benefitted from an extraordinarily warm winter in the East and a positive trend in consumer sentiment due to an improving labor market and growing confidence that the U.S. economy was on a positive track.  There were plenty of reasons for fear (European debt problems, sluggish economy, withdrawal of stimulus, political paralysis, China hard landing, high oil prices/Iran, etc.), but the market climbed this wall of worry with vigor.

   TCM GROWTH FUNDS

Second Quarter 2012 – Euro Worries Reduex.  Uncertainty continued to reign in Europe, however, and like a broken record and for the third spring in a row, sovereign and bank debt issues weighed on the markets, resulting in higher volatility and low trading volumes in April and May.  Recent cooperative efforts to support the European banking institutions created a bit of a relief rally in late June, but still reflected a “kicking the can down the road” mentality.  Greece continued to weigh on equity and bond markets after needing two different elections to form a coalition government that would ultimately accept the terms mandated by the European Union bailout.  Even that coalition had to support some form of renegotiation of the timetable for the austerity cuts forced on the Greek government.  The fiscal difficulties of Spain and Italy also weighed on the market, exacerbating the fear of contagion and recession.

Emerging market economies have slowed down in response to previous government efforts (e.g., raising interest rates and bank reserve requirements, tightening lending) to contain inflation.  Some of those countries (China and Brazil) have recently cut rates in an effort to reverse that slow down and stimulate growth, which will likely help offset the impacts from a slowing Euro zone.  In this environment of volatile macro news and sentiment shifts, defensive sectors such as healthcare and consumer staples performed the best during the quarter and more economically sensitive sectors, particularly energy and technology, were punished as investors sought safety from news headlines.

Third Quarter 2012 – Central Bankers to the Rescue.  During the third quarter of 2012, there was relatively little change in the number of uncertainties facing investors – the looming “fiscal cliff”, slower growth in emerging markets, sovereign debt and recessionary pressures in Europe, the U.S. presidential election and a lackluster domestic economy.  Although July was weak based on concerns over earnings expectations, the quarter proved to be very calm compared to the third quarters of 2010 and 2011, as equity markets rallied on the back of dramatic steps taken by central bankers worldwide.  First, President Draghi of the European Central Bank (“ECB”) pledged that the ECB was willing to do “whatever it takes” to keep the Euro zone unified in response to fiscal troubles in the weaker countries.  This pledge was followed by the announcement of a substantial sovereign debt program for those troubled countries that were in compliance with bailout terms.  These and other actions in Europe helped to calm bond markets but rates remain high because the deficit/economic problems still exist and much has to occur to fix them.  In addition, it is becoming increasingly obvious that countries like Spain, Italy and France, among others, will not make their budget deficit reduction targets without raising more revenue or cutting spending.

TCM GROWTH FUNDS

The Europeans are not alone in their efforts to stimulate growth through monetary policy.  As mentioned, China and Brazil have lowered rates in response to tepid growth and declining inflation, reversing their tightening efforts earlier in the year.  And all eyes were on the Federal Reserve (the “Fed”) in September as it announced a third round of quantitative easing by initiating an “open-ended” round of major bond buying – up to $40 billion a month – in an effort to keep rates low, stimulate mortgage financing and boost the housing sector.  The Fed is pinning its hopes on the power of cheap money to create a virtuous circle of asset inflation, increased borrowing and spending by consumers and businesses, higher employment, and economic growth.  Signaling that rates will stay low until at least mid 2015, the Fed is willing to risk the debasement of the dollar and higher future inflation in order to stimulate growth and lower unemployment rates.  Clearly, the equity markets have responded positively to a zero interest rate environment but it is doubtful that monetary policy alone will stimulate growth.

Market Outlook.  The actions of central bankers have, however, mitigated the impact of many of the macroeconomic factors that have weighed lately on the market.  That is not say that they are resolved or eliminated, but lower rates can help drive investors to riskier assets and buy time, which should insulate the equity markets from the macro shocks we experienced in the past.  Uncertainty is still a significant drag on equity valuations and corporate capital equipment decisions, but the weight of uncertainty should lessen as we move into the new year.  By then, the presidential and congressional elections will be over and steps to deal with the fiscal cliff will be in process.  The overall reduction of uncertainty will likely be a positive for business spending and the market.

Trading volumes have been quite low during the summer and have yet to meaningfully increase, which is exacerbating individual stock volatility.  As a result, we continue to focus on attempting to take advantage of the volatility by keeping a longer term perspective with our companies.  It is clear that revenue and profit growth is becoming scarcer, which can be a positive for valuations when we successfully identify high quality companies that have strong cash flow and stable growth prospects.  In addition, assuming the U.S. avoids a recession, merger activity may pick up post the election uncertainties, as companies with cash seek to augment organic growth through acquisitions.  Small and midcap companies can be prime beneficiaries of a pickup in deal activity.  We also believe technology companies that provide products which enhance productivity and efficiency may command a premium in this environment of constrained world growth.

Thank you for your continued support.  While we have seen an improvement in market conditions since last October, we know it has been a frustrating period for relative performance.  The firm is fortunate to have clients with a long term

   TCM GROWTH FUNDS

investment perspective.  We continue to be confident in the merits of our investment process and resolutely believe that this patience should be rewarded.  Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index. Beta is a measure of a stock’s risk in relation to the market.  A high beta indicates moderate or high price volatility. The VIX Index measures expectations of volatility, or fluctuations in price, of the S&P 500® Index. Correlation measures the degree and type of relationship between two or more variables over a period of time.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Return on equity (ROE) measures a company’s profitability and is calculated by dividing net income by shareholder’s equity.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Fiscal Year Performance Overview.  Quarterly returns for the one year ended September 30, 2012 for the Small Cap Fund and the Russell 2000® Growth Index, the Fund’s benchmark, were:

	Small	Russell
	Cap Fund	2000® Growth
4th Quarter 2011	15.33%	14.99%
1st Quarter 2012	14.80%	13.28%
2nd Quarter 2012	-5.38%	-3.94%
3rd Quarter 2012	3.02%	4.84%

Longer term performance for the Small Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2011.  The fourth quarter rebound in the stock market saw small cap stocks outperforming large cap stocks and value trumping growth across market capitalization ranges.  October accounted for the entire quarterly return as investors rallied off a very pessimistic third quarter view of the global economy.  With respect to the European debt crisis, leaders in Europe repeatedly affirmed their conviction to resolve the sovereign debt issues and support banks holding the debt, leading to growing confidence that a financial crisis would somehow be avoided.  In addition, worries about a second recession in the U.S. receded somewhat with improving leading economic indicators and a better than expected Gross Domestic Product (“GDP”) number in the third quarter.  In this environment, the Small Cap Fund edged the benchmark, lagging in the big October rally but outperforming in November and December.  Stock selection was positive in industrials, financials, telecomm, consumer staples and energy but offset by lagging selection in technology and consumer discretionary.  The effect of our sector allocation was slightly positive with the benefit of our overweight to industrials and underweight to consumer staples and financials being offset by our cash position, which was a drag on returns in such a strong quarter.

First Quarter 2012.  Conditions were ripe for positive returns in the first quarter as the probability lessened of a European banking contagion and double dip recession.  Low interest rates, slow yet steady U.S. economic growth and positive labor trends supported a sustained rebound in the equity markets off the October 3, 2011 low.  In this environment, the top performing sectors in the Russell 2000® Growth Index were consumer discretionary, healthcare and technology and each month in the quarter provided positive returns as consumer sentiment remained reasonably high.  The European sovereign debt/banking crisis was far from over but

   TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

investors took strong monetary easing by the ECB as a signal that a Lehman-like catastrophe was now off the table.  The Small Cap Fund outperformed the benchmark during this period based on strong stock selection in energy, healthcare, technology, telecomm and consumer staples, offset by our positions in industrials lagging the benchmark sector.  The effect of our sector allocation, excluding cash, was neutral with the positive effect of our underweights to staples, materials, financials and energy being offset by the effect of our overweight to industrials and underweight to consumer discretionary.  Cash again was the biggest drag on returns in such a strong quarter.

Second Quarter 2012.  Volatility returned in the second quarter, starting with a strong selloff in the first two months of the quarter only to be rescued by an almost equally strong rally in June.  The positive performance in June was driven by the smallest stocks in the index, companies without earnings, and low return on equity stocks.  This environment proved challenging to fund managers across the board with 85% (453 out of 535) of the small cap growth managers in the Lipper Small Cap Growth category underperforming the Russell 2000® Growth in June 2012 and 72% (387 out of 535) for the quarter ended June 30, 2012.  Given our investment process, we also underperformed for the month in this headwind, erasing the lead we had going into the start of June.  In this difficult and volatile second quarter, the Small Cap Fund underperformed the benchmark, with the performance gap split almost evenly between stock selection and sector weights.  Our positive stock selection in energy, healthcare, and telecomm was offset by negative selection in technology, consumer discretionary, financials and materials.  The effect of our sector weights was negative based on our overweight to technology and underweight to consumer staples and healthcare, the top two performing sectors in the benchmark for the quarter.

Third Quarter 2012.  The quarter started out with a negative tone as summer macro headlines and slowing corporate earnings growth weighed on investors.  Central bankers worldwide were quick to respond to the perceived economic weakness and set in motion a rally, albeit on low trading volumes, by announcing several steps to support various sovereign difficulties.  In this environment, the winning sectors in the Russell 2000® Growth Index were telecomm services, materials, energy, consumer discretionary and financials – sectors that benefitted from low rates and monetary stimulus.  While we had a lead on the benchmark after the first two months of the quarter, that lead evaporated as some of our larger positions came under pressure at the end of the quarter.  The volatility around many small cap stocks was exacerbated by the market’s general lack of liquidity this summer, resulting in wider stock price moves, either up or down, based on very little fundamental news.  While we are disappointed in the late September impact this has had on our quarterly results, we recognize the need for a longer investment

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

horizon in this environment, and the challenge of avoiding being whipsawed from exaggerated short term price moves.  In those cases where we maintain our conviction in the long term investment thesis, we have added to some of these names on weakness.  Excluding the effect of cash in a positive quarter, the effect of our sector weights was neutral.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2012 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Zoll Medical (emergency care services)	0.91	1.65
Catamaran (pharmacy benefits solutions)	1.47	1.29
RSC Holdings (construction/industrial
equipment rentals)	0.30	1.12
ANSYS (engineering simulation software)	2.38	1.11
Cornerstone OnDemand (learning and
talent management solutions)	1.10	1.08

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Body Central (women’s apparel/accessories retailer)	0.17	-0.64
Crocs (specialty footwear)	0.28	-0.46
Finisar (optical subsystem and components)	0.54	-0.45
Saba Software (management learning systems)	0.26	-0.42
BroadSoft (multimedia services delivery solutions)	0.29	-0.42

   TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2012

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	29.05%	9.62%	(2.05)%	6.88%
Russell 2000® Growth Index	31.18%	14.19%	2.96%	6.72%
Lipper Small Cap Growth Average	29.03%	14.12%	1.83%	6.29%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days.  Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2012 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$229 million
Total Operating Expenses	0.94%

Top Ten Holdings (% of net assets)
MWI Veterinary Supply, Inc.	2.3%	SBA Communications Corp. -
MEDNAX, Inc.	2.2%	Class A	1.8%
ANSYS, Inc.	2.1%	Impax Laboratories, Inc.	1.8%
Skyworks Solutions, Inc.	2.0%	MAXIMUS, Inc.	1.8%
Catamaran Corp.	1.9%	EMCOR Group, Inc.	1.7%
NICE Systems Ltd. - ADR	1.9%

Sector Allocation (% of net assets)

*	Cash equivalents and other assets less liabilities.

   TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares		Value

COMMON STOCKS - 96.6%

Aerospace & Defense - 2.0%
66,645	HEICO Corp.	$2,578,495
92,343	LMI Aerospace, Inc.*	1,887,491
		4,465,986
Air Freight & Logistics - 0.7%
56,830	Hub Group, Inc.*	1,686,715
Auto Components - 2.0%
205,622	Gentherm, Inc.*	2,557,938
105,490	LKQ Corp.*	1,951,565
		4,509,503
Biotechnology - 1.4%
92,877	Cepheid*	3,205,185

Building Products - 0.5%
41,384	Simpson
	Manufacturing Co.	1,184,410
Capital Markets - 1.3%
23,951	Affiliated Managers
	Group*	2,945,973
Chemicals - 1.2%
34,156	Airgas, Inc.	2,811,039
Commercial Services & Supplies - 1.5%
36,264	Team, Inc.*	1,155,008
88,438	Tetra Tech, Inc.*	2,322,382
		3,477,390
Communications Equipment - 3.2%
132,674	Finisar Corp.*	1,897,238
130,062	NICE Systems
	Ltd. - ADR*	4,320,660
72,948	Oplink
	Communications, Inc.*	1,206,560
		7,424,458
Construction & Engineering - 3.3%
137,687	EMCOR Group, Inc.	3,929,587
272,705	Primoris Services Corp.	3,558,800
		7,488,387
Distributors - 1.3%
73,277	Pool Corp.	3,046,858

Diversified Consumer Services - 1.2%
114,826	Grand Canyon
	Education, Inc.*	2,701,856
Electronic Equipment,
Instruments & Components - 3.7%
71,533	Coherent, Inc.*	3,280,504
140,185	Fabrinet*	1,624,744
27,797	IPG Photonics Corp.*	1,592,768
25,258	OSI Systems, Inc.*	1,966,083
		8,464,099
Energy Equipment & Services - 4.6%
24,640	Core Laboratories NV	2,993,267
65,393	Hornbeck Offshore
	Services, Inc.*	2,396,654
28,474	OYO Geospace Corp.*	3,485,502
171,367	Pacific Drilling SA*	1,708,529
		10,583,952
Food Products - 0.4%
18,870	Treehouse Foods, Inc.*	990,675
Health Care Equipment & Supplies - 2.9%
38,741	The Cooper
	Companies, Inc.	3,659,475
37,066	Endologix, Inc.*	512,252
29,466	Haemonetics Corp.*	2,363,173
		6,534,900
Health Care Providers & Services - 12.9%
122,138	Brookdale Senior
	Living, Inc.*	2,836,044
44,411	Catamaran Corp.*	4,350,946
70,101	Centene Corp.*	2,622,478
79,729	HMS Holdings Corp.*	2,665,341
68,041	MEDNAX, Inc.*	5,065,652
49,796	MWI Veterinary
	Supply, Inc.*	5,312,237
127,848	Team Health
	Holdings, Inc.*	3,468,516
18,552	Universal Health
	Services, Inc.	848,383
56,902	VCA Antech, Inc.*	1,122,677

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2012 (Continued)

Shares		Value

COMMON STOCKS - 96.6% (Continued)

Health Care Providers &
Services - 12.9% (Continued)
21,003	WellCare Health
	Plans, Inc.*	$1,187,720
		29,479,994
Hotels, Restaurants & Leisure - 2.5%
65,415	BJ’s Restaurants, Inc.*	2,966,570
19,999	Buffalo Wild
	Wings, Inc.*	1,714,714
23,563	Life Time Fitness, Inc.*	1,077,772
		5,759,056
Insurance - 0.8%
66,312	Amerisafe, Inc.*	1,799,708

Internet & Catalog Retail - 1.0%
76,894	Shutterfly, Inc.*	2,392,941

Internet Software & Services - 5.1%
112,120	Cornerstone
	OnDemand, Inc.*	3,437,599
77,686	Demandware, Inc.*	2,466,531
146,334	Perficient, Inc.*	1,766,251
20,095	Trulia, Inc.*	430,435
98,572	Web.com Group, Inc.*	1,769,367
42,091	Zillow, Inc.*	1,775,398
		11,645,581
IT Services - 3.7%
131,070	Computer Task
	Group, Inc.*	2,120,713
68,096	MAXIMUS, Inc.	4,066,693
79,243	VeriFone Holdings, Inc.*	2,206,917
		8,394,323
Machinery - 4.7%
60,622	Actuant Corp.	1,735,002
70,990	CLARCOR, Inc.	3,168,284
20,202	Middleby Corp.*	2,336,159
83,797	Titan International, Inc.	1,479,855
60,958	Woodward, Inc.	2,071,353
		10,790,653

Metals & Mining - 2.0%
43,720	Carpenter
	Technology Corp.	2,287,430
45,657	Haynes
	International, Inc.	2,381,013
		4,668,443
Oil, Gas & Consumable Fuels - 0.3%
68,141	Solazyme, Inc.*	782,258

Pharmaceuticals - 2.9%
161,683	Impax Laboratories, Inc.*	4,197,291
140,437	Pacira
	Pharmaceuticals, Inc.*	2,443,604
		6,640,895
Professional Services - 0.9%
92,309	Mistras Group, Inc.*	2,141,569

Road & Rail - 2.4%
55,633	Genesee &
	Wyoming, Inc.*	3,719,622
102,493	Roadrunner
	Transportation
	Systems, Inc.*	1,658,337
		5,377,959
Semiconductors & Semiconductor
Equipment - 10.7%
130,262	Diodes, Inc.*	2,215,757
312,381	Entropic
	Communications, Inc.*	1,818,057
20,514	EZchip
	Semiconductor Ltd.*	627,523
65,375	Hittite Microwave Corp.*	3,626,351
234,808	MIPS Technologies, Inc.*	1,735,231
154,824	OmniVision
	Technologies, Inc.*	2,160,569
66,617	Semtech Corp.*	1,675,418
194,935	Skyworks Solutions, Inc.*	4,593,643
159,196	Teradyne, Inc.*	2,263,767
508,579	TriQuint
	Semiconductor, Inc.*	2,568,324
39,881	Veeco Instruments, Inc.*	1,197,228
		24,481,868

The accompanying notes are an integral part of these financial statements.

   TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2012 (Continued)

Shares		Value

COMMON STOCKS - 96.6% (Continued)

Software - 6.6%
66,566	ANSYS, Inc.*	$4,885,944
34,140	Imperva, Inc.*	1,262,839
55,235	MICROS Systems, Inc.*	2,713,143
116,174	RealPage, Inc.*	2,625,532
59,071	Splunk, Inc.*	2,169,087
55,615	Verint Systems, Inc.*	1,526,076
		15,182,621
Specialty Retail - 2.3%
56,633	Dick’s Sporting
	Goods, Inc.	2,936,421
65,381	Monro Muffler
	Brake, Inc.	2,300,757
		5,237,178
Textiles, Apparel & Luxury Goods - 2.7%
65,359	Oxford Industries, Inc.	3,689,515
57,707	Wolverine World
	Wide, Inc.	2,560,460
		6,249,975
Trading Companies & Distributors - 2.1%
151,244	H&E Equipment
	Services, Inc.*	1,833,077
39,333	Watsco, Inc.	2,981,048
		4,814,125
Wireless Telecommunication Services - 1.8%
67,219	SBA Communications
	Corp. - Class A*	4,228,075

TOTAL COMMON STOCKS
(Cost $179,120,790)		221,588,608

TRUST & PARTNERSHIP - 1.1%

Real Estate Investment Trust - 1.1%
98,421	LaSalle
	Hotel Properties	2,626,857
TOTAL TRUST & PARTNERSHIP
(Cost $2,611,605)		2,626,857

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%
3,793,425	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	3,793,425
TOTAL SHORT-TERM INVESTMENT
(Cost $3,793,425)		3,793,425
TOTAL INVESTMENTS
IN SECURITIES - 99.4%
(Cost $185,525,820)		228,008,890
Other Assets in Excess
of Liabilities - 0.6%		1,283,498
TOTAL NET ASSETS - 100.0%		$229,292,388

*	Non-income producing security.
ADR	American Depository Receipt
(1)	7-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  Quarterly returns for the one year ended September 30, 2012 for the SMID Cap Fund and the Russell 2500 Growth Index, which is the Fund’s benchmark, were:

	SMID	Russell
	Cap Fund	2500™ Growth
4th Quarter 2011	10.96%	13.51%
1st Quarter 2012	15.60%	14.60%
2nd Quarter 2012	-4.99%	-5.38%
3rd Quarter 2012	3.20%	5.22%

Longer term performance for the SMID Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2011.  The fourth quarter rebound in the stock market saw smaller cap stocks outperforming larger cap stocks and value trumping growth across market capitalization ranges.  October accounted for the entire quarterly return as investors rallied off a very pessimistic third quarter view of the global economy.  With respect to the European debt crisis, leaders in Europe repeatedly affirmed their conviction to resolve the sovereign debt issues and support banks holding the debt, leading to growing confidence that a financial crisis would somehow be avoided.  In addition, worries about a second recession in the U.S. receded somewhat with improving leading economic indicators and a better than expected GDP number in the third quarter.  In this environment, our small-mid cap portfolio lagged the benchmark in the big October rally and December but outperformed in November.  Stock selection was positive in financials, telecomm, materials and energy but offset by lagging selection in healthcare, technology and industrials.  The performance of the healthcare sector was driven by biotech/pharma (including a large acquisition, Pharmasset), two industries that our portfolios were significantly underweight.  In addition, some of our less economically sensitive industrial stocks (e.g., Stericycle and Waste Connections) did not keep up in such a strong quarter for industrials.  The effect of our sector allocation was positive as the benefit of our overweight to industrials and underweight to consumer staples and consumer discretionary was offset by our cash position, which was a drag on returns in such a strong quarter.

First Quarter 2012.  Conditions were ripe for positive returns in the first quarter as the probability lessened of a European banking contagion and double dip recession.  Low interest rates, continued U.S. economic growth (albeit sluggish), and positive labor trends supported a sustained rebound in the equity markets off the October 3, 2011 low.  In this environment, the top performing sectors in the Russell

   TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

2500 Growth Index were technology, consumer discretionary, and healthcare, and each month in the quarter provided positive returns as consumer sentiment remained reasonably high.  The European sovereign debt/banking crisis was far from over but investors took a Lehman-like catastrophe off the table in the face of strong monetary easing by the ECB.  The SMID Cap Fund outperformed the benchmark based on strong stock selection in technology, consumer discretionary, consumer staples, financials and materials, offset by our positions in industrials and healthcare lagging the benchmark sectors.  The positive effect of our underweight to energy and financials and overweight to technology was offset by the effect of our overweight to industrials, while cash was the biggest drag on returns in such a strong quarter.

Second Quarter 2012.  Volatility returned in the second quarter, starting with a strong selloff in the first two months of the quarter only to be rescued by an almost equally strong rally in June.  The positive performance in June was driven by the smallest stocks in the index, companies without earnings, and low return on equity stocks.  This environment proved challenging to active managers across the board.  In a difficult and volatile second quarter, the SMID Cap Fund outperformed the benchmark based on positive stock selection in consumer discretionary, healthcare, industrials and telecomm.  The effect of our sector weights was neutral, with the positive effect of our overweight to healthcare and underweight to energy, materials and consumer discretionary being offset by our overweight to technology and industrials and underweight to consumer staples.

Third Quarter 2012.  The quarter started out with a negative tone as summer macro headlines and slowing corporate earnings growth weighed on investors.  Central bankers worldwide were quick to respond to the perceived economic weakness and set in motion a rally, albeit on low trading volumes, by announcing several steps to support various sovereign difficulties.  In this environment, the winning sectors in the Russell 2500 Growth index were telecomm services, materials, energy, consumer discretionary and financials – sectors that benefitted from low rates and monetary stimulus.  While we had a lead on the benchmark for the year-to-date, that lead evaporated as some of our larger positions came under pressure at the end of the quarter.  The volatility around many smaller and mid cap stocks was exacerbated by the market’s general lack of liquidity this summer, resulting in wider stock price moves, either up or down, based on very little fundamental news.  While we are disappointed in the September impact this has had on our results, we recognize the need for a longer investment horizon in this environment, and the challenge of avoiding being whipsawed from exaggerated short term price moves.  In those cases where we maintain our conviction in the long term investment thesis, we have added to some of these names on weakness.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Excluding the effect of cash in a positive quarter, the effect of our sector weights was neutral.

Top and Bottom Contributing Stocks.  The top and bottom five stocks contributing to absolute performance for the fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Catamaran (pharmacy benefits solutions)	1.48	1.29
ANSYS (engineering simulation software)	2.41	1.15
SBA Communications
(wireless communications towers)	1.57	1.04
Equinix (data center services)	0.93	0.88
Dick’s Sporting Goods (sporting goods retailer)	1.48	0.78

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Crocs (specialty footwear)	0.28	-0.46
Finisar (optical subsystems and components)	0.53	-0.44
BroadSoft (multimedia services
delivery solutions)	0.28	-0.41
Lam Research (semiconductor
processing equipment)	1.33	-0.39
OmniVision Technologies
(semiconductor image-sensor devices)	0.49	-0.30

   TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500™ GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2012

				Since Inception
	One Year	Three Year	Five Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	25.75%	10.38%	(1.68)%	(0.52)%
Russell 2500™ Growth Index	29.52%	15.17%	3.26%	3.23%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days.  Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2012 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$268 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
ANSYS, Inc.	2.1%	Avago Technologies Ltd.	1.8%
MEDNAX, Inc.	2.0%	Genesee & Wyoming, Inc.	1.6%
Catamaran Corp.	1.9%	SBA Communications
Skyworks Solutions, Inc.	1.9%	Corp. – Class A	1.6%
NICE Systems Ltd. - ADR	1.8%	Trimble Navigation Ltd.	1.5%
		Perrigo Co.	1.5%

Sector Allocation (% of net assets)

*	Cash equivalents and other assets less liabilities.

   TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares		Value

COMMON STOCKS - 98.3%

Aerospace & Defense - 1.9%
73,774	BE Aerospace, Inc.*	$3,105,885
52,933	HEICO Corp.	2,047,978
		5,153,863

Air Freight & Logistics - 1.8%
47,165	C.H. Robinson
	Worldwide, Inc.	2,761,511
66,853	Hub Group, Inc.*	1,984,197
		4,745,708
Auto Components - 0.7%
108,370	LKQ Corp.*	2,004,845

Biotechnology - 1.4%
105,805	Cepheid*	3,651,331

Capital Markets - 1.2%
26,035	Affiliated Managers
	Group, Inc.*	3,202,305

Chemicals - 2.4%
41,807	Airgas, Inc.	3,440,716
44,252	Cytec Industries, Inc.	2,899,391
		6,340,107
Commercial Services & Supplies - 3.4%
32,343	Clean Harbors, Inc.*	1,579,955
106,431	Rollins, Inc.	2,489,421
31,020	Stericycle, Inc.*	2,807,930
70,460	Waste Connections, Inc.	2,131,415
		9,008,721
Communications Equipment - 4.8%
99,993	Aruba Networks, Inc.*	2,248,343
33,818	F5 Networks, Inc.*	3,540,745
147,044	Finisar Corp.*	2,102,729
148,765	NICE Systems
	Ltd. - ADR*	4,941,973
		12,833,790
Construction & Engineering - 1.1%
114,977	Quanta Services, Inc.*	2,839,932

Containers & Packaging - 0.8%
58,639	Crown Holdings, Inc.*	2,154,983

Distributors - 1.3%
85,674	Pool Corp.	3,562,325

Diversified Consumer Services - 1.2%
134,259	Grand Canyon
	Education, Inc.*	3,159,114

Electrical Equipment - 2.1%
96,396	AMTEK, Inc.	3,417,238
20,019	Roper Industries, Inc.	2,199,888
		5,617,126
Electronic Equipment,
Instruments & Components - 3.5%
57,466	Amphenol
	Corp. - Class A	3,383,598
32,642	IPG Photonics Corp.*	1,870,387
86,525	Trimble Navigation Ltd.*	4,123,781
		9,377,766
Energy Equipment & Services - 5.1%
28,814	Core Laboratories NV	3,500,325
60,979	Hornbeck Offshore
	Services, Inc.*	2,234,880
50,450	Oceaneering
	International, Inc.	2,787,363
25,145	OYO Geospace Corp.*	3,077,999
196,022	Pacific Drilling SA*	1,954,339
		13,554,906
Food Products - 1.0%
17,046	The J. M. Smucker Co.	1,471,581
21,486	Treehouse Foods, Inc.*	1,128,015
		2,599,596
Health Care Equipment & Services - 1.5%
71,353	Sirona Dental
	Systems, Inc.*	4,064,267

Health Care Equipment & Supplies - 3.1%
21,336	The Cooper
	Companies, Inc.	2,015,399
33,719	Edwards
	Lifesciences Corp.*	3,620,409
34,392	Haemonetics Corp.*	2,758,238
		8,394,046

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2012 (Continued)

Shares		Value

COMMON STOCKS - 98.3% (Continued)

Health Care Providers & Services - 10.9%
156,907	Brookdale Senior
	Living, Inc.*	$3,643,380
52,029	Catamaran Corp.*	5,097,281
69,355	Centene Corp.*	2,594,571
43,617	Henry Schein, Inc.*	3,457,520
93,235	HMS Holdings Corp.*	3,116,846
73,816	MEDNAX, Inc.*	5,495,601
66,955	Universal Health
	Services, Inc.	3,061,852
67,449	VCA Antech, Inc.*	1,330,769
24,620	WellCare Health
	Plans, Inc.*	1,392,261
		29,190,081
Hotels, Restaurants & Leisure - 4.8%
22,992	Buffalo Wild Wings, Inc.*	1,971,334
92,789	Hyatt Hotels Corp.*	3,725,478
27,559	Life Time Fitness, Inc.*	1,260,549
15,848	Panera Bread Co.*	2,708,265
50,002	Penn National
	Gaming, Inc.*	2,155,086
18,922	Six Flags
	Entertainment Corp.	1,112,614
		12,933,326
Internet & Catalog Retail - 1.0%
89,198	Shutterfly, Inc.*	2,775,842

Internet Software & Services - 3.9%
105,278	Cornerstone
	OnDemand, Inc.*	3,227,823
91,042	Demandware, Inc.*	2,890,584
120,045	Web.com Group, Inc.*	2,154,808
49,341	Zillow, Inc.*	2,081,203
		10,354,418
IT Services - 0.9%
85,960	VeriFone Holdings, Inc.*	2,393,986

Life Sciences Tools & Services - 1.3%
40,403	Waters Corp.*	3,366,782

Machinery - 5.5%
56,993	Actuant Corp.	1,631,140
67,159	CLARCOR, Inc.	2,997,306

Machinery - 5.5%
23,663	Middleby Corp.*	2,736,389
90,142	Titan International, Inc.	1,591,908
46,097	Westinghouse Air Brake
	Technologies Corp.	3,701,128
64,906	Woodward, Inc.	2,205,506
		14,863,377
Metals & Mining - 0.8%
41,248	Carpenter
	Technology Corp.	2,158,096

Pharmaceuticals - 3.9%
74,138	Forest Laboratories, Inc.*	2,640,054
148,405	Impax Laboratories, Inc.*	3,852,594
35,007	Perrigo Co.	4,066,763
		10,559,411
Professional Services - 0.8%
22,715	IHS, Inc.*	2,211,305

Real Estate Management & Development - 0.9%
33,210	Jones Lang Lasalle, Inc.	2,535,584

Road & Rail - 1.6%
64,336	Genesee &
	Wyoming, Inc.*	4,301,505

Semiconductors &
Semiconductor Equipment - 9.4%
136,996	Avago Technologies Ltd.	4,776,366
66,893	Hittite Microwave Corp.*	3,710,555
83,709	Lam Research Corp.*	2,660,691
181,659	OmniVision
	Technologies, Inc.*	2,535,051
77,769	Semtech Corp.*	1,955,890
213,452	Skyworks Solutions, Inc.*	5,029,996
233,405	Teradyne, Inc.*	3,319,019
45,099	Veeco Instruments, Inc.*	1,353,872
		25,341,440
Software - 7.5%
75,729	ANSYS, Inc.*	5,558,509
137,396	Fortinet, Inc.*	3,316,739
79,032	Informatica Corp.*	2,751,104
64,947	MICROS Systems, Inc.*	3,190,197
69,564	Splunk, Inc.*	2,554,390

The accompanying notes are an integral part of these financial statements.

   TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2012 (Continued)

Shares		Value

COMMON STOCKS - 98.3% (Continued)

Software - 7.5% (Continued)
89,085	TIBCO Software, Inc.*	$2,693,039
		20,063,978
Specialty Retail - 1.3%
66,427	Dick’s Sporting
	Goods, Inc.	3,444,240
Textiles, Apparel & Luxury Goods - 0.9%
55,199	Wolverine World
	Wide, Inc.	2,449,179
Trading Companies & Distributors - 3.0%
28,754	MSC Industrial
	Direct, Inc.	1,939,745
16,531	TransDigm Group, Inc.*	2,345,253
25,021	United Rentals, Inc.*	818,437
39,277	Watsco, Inc.	2,976,804
		8,080,239
Wireless Telecommunication Services - 1.6%
68,320	SBA Communications
	Corp. - Class A*	4,297,328
TOTAL COMMON STOCKS
(Cost $222,311,261)		263,584,848

TRUST & PARTNERSHIP - 1.0%

Real Estate Investment Trust - 1.0%
104,337	LaSalle Hotel Properties	2,784,754

TOTAL TRUST & PARTNERSHIP
(Cost $2,802,840)	2,784,754

SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%
1,192,893	SEI Daily Income Trust
Government Fund -
Class B, 0.020%(1)	1,192,893

TOTAL SHORT-TERM INVESTMENT
(Cost $1,192,893)	1,192,893

TOTAL INVESTMENTS
IN SECURITIES - 99.8%
(Cost $226,306,994)	267,562,495
Other Assets in Excess
of Liabilities - 0.2%	526,947
TOTAL NET ASSETS - 100.0%	$268,089,442

*	Non-income producing security.
ADR	American Depository Receipt
(1)	7-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2012 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/12 - 9/30/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee is currently charged by the Funds’ transfer agent.  The Funds’ Advisor currently pays that fee.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios

   TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2012 (Unaudited) (Continued)

and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/12	9/30/12	4/01/12 – 9/30/12*
Actual	$1,000	$ 975	$4.69
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.80

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	04/01/12	9/30/12	04/01/12 – 9/30/12**
Actual	$1,000	$ 980	$4.70
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.80

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2012

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value (cost $185,525,820
and $226,306,994, respectively) (Note 2)	$228,008,890	$267,562,495
Receivables:
Investment securities sold	3,082,116	3,088,904
Fund shares sold	1,237,411	46,799
Dividends and interest	37,720	74,489
Prepaid expenses	11,169	22,345
Total assets	232,377,306	270,795,032

LIABILITIES
Payables:
Fund shares redeemed	134,392	39,990
Investment securities purchased	2,676,899	2,365,063
Investment advisory fees, net	161,218	185,165
Administration fees	42,610	48,757
Fund accounting fees	14,154	15,892
Custody fees	8,934	10,591
Transfer agent fees	5,828	5,148
Chief Compliance Officer fees	2,610	1,950
Other accrued expenses	38,273	33,034
Total liabilities	3,084,918	2,705,590
NET ASSETS	$229,292,388	$268,089,442
Net asset value, offering and redemption price per share
($229,292,388/7,715,385 and $268,089,442/14,083,062,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$29.72	$19.04

COMPONENTS OF NET ASSETS
Paid-in capital	$184,964,974	$205,255,899
Accumulated net investment loss	(332,592)	—
Undistributed net realized gain on investments	2,176,936	21,578,042
Net unrealized appreciation on investments	42,483,070	41,255,501
Net assets	$229,292,388	$268,089,442

The accompanying notes are an integral part of these financial statements.

   TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2012

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $7,017 and $9,601, respectively)	$1,804,832	$1,058,936
Interest	1,818	1,121
Total investment income	1,806,650	1,060,057

EXPENSES (Note 3)
Investment advisory fees	2,429,672	2,324,882
Administration fees	170,290	173,712
Fund accounting fees	58,720	63,150
Custody fees	40,582	35,379
Interest expense	27,654	2,899
Registration fees	26,318	32,368
Audit fees	24,399	18,534
Transfer agent fees	22,795	19,915
Miscellaneous expenses	18,211	14,169
Reports to shareholders	15,662	24,016
Chief Compliance Officer fees	10,201	7,860
Trustee fees	6,497	6,075
Legal fees	5,157	5,789
Insurance expense	2,236	2,492
Total expenses	2,858,394	2,731,240
Plus: prior year fees waived subject to recoupment	—	29,557
Less: fees waived	(7,266)	—
Net Expenses	2,851,128	2,760,797
Net investment loss	(1,044,478)	(1,700,740)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	63,874,406	25,127,986
Change in net unrealized
appreciation on investments	30,875,765	44,862,787
Net realized and unrealized
gain on investments	94,750,171	69,990,773
Net increase in net assets
resulting from operations	$93,705,693	$68,290,033

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,044,478)	$(2,885,827)
Net realized gain on investments	63,874,406	66,791,817
Change in net unrealized
appreciation (depreciation) on investments	30,875,765	(80,473,810)
Net increase (decrease) in net assets
resulting from operations	93,705,693	(16,567,820)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares(1)	(244,906,271)	(94,074,826)
Total decrease in net assets	(151,200,578)	(110,642,646)

NET ASSETS
Beginning of year	380,492,966	491,135,612
End of year	$229,292,388	$380,492,966
Accumulated net investment loss	$(332,592)	$—

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Value	Shares	Value
Shares sold	1,214,094	$34,172,607	3,538,366	$101,112,024
Shares redeemed(2)	(10,016,973)	(279,078,878)	(6,895,499)	(195,186,850)
Net decrease	(8,802,879)	$(244,906,271)	(3,357,133)	$(94,074,826)

(2)	Net of redemption fees of $1,110 and $74, respectively.

The accompanying notes are an integral part of these financial statements.

   TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,700,740)	$(1,857,052)
Net realized gain on investments	25,127,986	16,975,728
Change in net unrealized appreciation
(depreciation) on investments	44,862,787	(36,709,863)
Net increase (decrease) in net assets
resulting from operations	68,290,033	(21,591,187)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(5,532,993)	—
Total distributions to shareholders	(5,532,993)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(1)	(68,906,730)	60,812,141
Total increase (decrease) in net assets	(6,149,690)	39,220,954

NET ASSETS
Beginning of year	274,239,132	235,018,178
End of year	$268,089,442	$274,239,132

(1)	Summary of capital share transactions is as follows:
	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Value	Shares	Value
Shares sold	951,565	$17,346,976	6,783,716	$126,923,715
Shares issued
in reinvestment
of distributions	311,883	5,414,297	—	—
Shares redeemed(2)	(4,970,088)	(91,668,003)	(3,637,156)	(66,111,574)
Net increase (decrease)	(3,706,640)	$(68,906,730)	3,146,560	$60,812,141

(2)	Net of redemption fees of $673 and $1,390, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$23.03	$24.71	$22.56	$25.58	$36.34

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.10)	(0.17)	(0.15)	(0.10)	(0.19)
Net realized and unrealized
gain (loss) on investments	6.79	(1.51)	2.30	(2.92)	(7.18)
Total from
investment operations	6.69	(1.68)	2.15	(3.02)	(7.37)

LESS DISTRIBUTIONS:
From net realized gain	—	—	—	—	(3.20)
Distribution in excess	—	—	—	—	(0.19)
Total distributions	—	—	—	—	(3.39)
Paid-in capital from
redemption fees (Note 2)	— *	— *	— *	— *	— *
Net asset value, end of year	$29.72	$23.03	$24.71	$22.56	$25.58
Total return	29.05%	(6.80)%	9.53%	(11.81)%	(22.39)%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$229.3	$380.5	$491.1	$468.7	$485.7
Portfolio turnover rate	102%	91%	110%	123%	135%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.94%	0.91%	0.92%	0.94%	0.92%
After fees waived/recouped	0.94%	0.91%	0.92%	0.94%	0.92%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.34)%	(0.54)%	(0.62)%	(0.58)%	(0.67)%
After fees waived/recouped	(0.34)%	(0.54)%	(0.62)%	(0.58)%	(0.67)%

*	Less than $0.01 per share.
(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

   TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$15.42	$16.05	$14.42	$15.73	$21.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.11)	(0.10)	(0.05)	(0.04)	(0.04)
Net realized and unrealized
gain (loss) on investments	4.05	(0.53)	1.68	(1.27)	(5.33)
Total from
investment operations	3.94	(0.63)	1.63	(1.31)	(5.37)

LESS DISTRIBUTIONS:
From net realized gains	(0.32)	—	—	—	—
Distribution in excess	—	—	—	—	(0.08)
Total distributions	(0.32)	—	—	—	(0.08)
Paid-in capital from
redemption fees (Note 2)	— *	— *	— *	— *	—
Net asset value, end of year	$19.04	$15.42	$16.05	$14.42	$15.73
Total return	25.75%	(3.93)%	11.30%	(8.33)%	(25.47)%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$268.1	$274.2	$235.0	$82.4	$42.8
Portfolio turnover rate	94%	114%	121%	137%	128%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.94%	0.92%	0.97%	1.15%	1.44%
After fees waived/recouped	0.95%	0.95%	0.95%	0.95%	0.95%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.58)%	(0.53)%	(0.50)%	(0.67)%	(1.05)%
After fees waived/recouped	(0.59)%	(0.56)%	(0.48)%	(0.47)%	(0.56)%

*	Less than $0.01 per share.
(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are each diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company.  The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of September 30, 2012, the Funds did not hold any fair valued securities.

   TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$221,588,608	$—	$—	$221,588,608
Trust & Partnership^	2,626,857	—	—	2,626,857
Short-Term Investment^	3,793,425	—	—	3,793,425
Total Investments
in Securities	$228,008,890	$—	$—	$228,008,890

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$263,584,848	$—	$—	$263,584,848
Trust & Partnership^	2,784,754	—	—	2,784,754
Short-Term Investment^	1,192,893	—	—	1,192,893
Total Investments
in Securities	$267,562,495	$—	$—	$267,562,495

^	See Schedule of Investments for industry breakout.

There were no transfers into or out of Level 1, 2 or 3 during the year ended September 30, 2012 for the Funds.

B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At September 30, 2012, the Funds deferred, on a tax basis, post-December late year losses, which will be recognized in the following year

TCM Small Cap Growth Fund	$332,592
TCM Small Mid Cap Growth Fund	—

As of September 30, 2012 there was no Capital Loss Carryovers for the TCM Small Cap Growth Fund or for the TCM Small-Mid Cap Growth Fund.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns.

   TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

The Funds identify major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

 as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2012, the TCM Small Cap Fund decreased accumulated net investment loss by $711,886 and decreased paid-in capital by $711,886.  Net assets were not affected by the change.  For the year ended September 30, 2012, the TCM Small-Mid Cap Fund decreased accumulated net investment loss by $1,700,740, decreased undistributed net realized gain on investments by $1,673,000 and decreased paid-in capital by $27,740.  Net assets were not affected by the change.

I.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.
Recent Accounting Pronouncements.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those

   TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2012, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $2,429,672 and $2,324,882 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  Each contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2012, the Advisor waived $7,266 in fees for the TCM Small Cap Growth Fund and recouped $29,557 in fees from the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.  At September 30, 2012, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund that may be reimbursed was $7,266 and $27,577, respectively.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small Cap Growth Fund
Expiration	Amount
September 30, 2015	$7,266

TCM Small-Mid Cap Growth Fund
Expiration	Amount
September 30, 2013	$27,577

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval prior to the time the reimbursement is initiated.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the year ended September 30, 2012, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $170,290 and $173,712 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended September 30, 2012, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $10,201 and $7,860 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for TCM Small Cap Growth Fund for the year ended September 30, 2012, were $302,825,678 and $541,574,457, respectively, and for TCM Small-Mid Cap Growth Fund for the year ended September 30, 2012, were $270,716,816 and $344,477,957, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2012.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2012 and the year ended September 30, 2011 were as follows:

	September 30,	September 30,
	2012	2011
TCM Small-Mid Cap Growth Fund
Long-term Capital Gain	$5,532,993	$—

The TCM Small Cap Growth Fund had no distributions during the years ended September 30, 2012, and September 30, 2011.

   TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2012 (Continued)

As of September 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$187,261,106	$227,484,836
Gross unrealized appreciation	49,546,005	48,482,198
Gross unrealized depreciation	(8,798,221)	(8,404,539)
Net unrealized appreciation	40,747,784	40,077,659
Undistributed ordinary income	—	3,174,940
Undistributed long-term capital gain	3,912,222	19,580,944
Total distributable earnings	3,912,222	22,755,884
Late year loss	(332,592)	—
Total accumulated gains	$44,327,414	$62,833,543

(a)	At September 30, 2012, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions.  During the year ended September 30, 2012, the TCM Small Cap Growth Fund did draw on the line of credit.  There was no loan payable balance at September 30, 2012.  During the year ended September 30, 2012, the TCM Small-Mid Cap Growth Fund did draw on the line of credit.  There was no loan payable balance for the Fund at September 30, 2012.  For the year ended September 30, 2012, the average interest rate on the outstanding balance for each Fund was 3.25% and the interest expense for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $27,654 and $2,899, respectively.  During the year ended September 30, 2012, the average outstanding daily balances for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $837,246 and $233,123, respectively.  The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were $26 million and $28 million, respectively.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Growth Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small - Mid Cap Growth Fund, each a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small - Mid Cap Growth Fund as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2012

   TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreements for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Tygh Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance as of March 31, 2012 for the Funds on both an absolute basis, and in comparison to their peer funds utilizing Morningstar classifications.

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

For the TCM Small Cap Growth Fund, the Board noted that the Fund’s performance was above the median of its peer group for the year-to-date time period, and below the median of its peer group for the one-, three-year and five-year time periods.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the year-to- date time period, and underperformed for the one- and three-year time periods.

The Trustees also considered any differences of performance between the similarly managed accounts and the performance of the Funds and found the difference to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory fees were the same as its peer group median and the net expense ratio was below its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense was slightly above its peer group median and its net expense ratio was below its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as assets of the Funds grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a

   TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Funds do not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Address	with the	of Time	Occupation During	Overseen	Directorships
And Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The
Fund Services, LLC		May 1991.	Trust Co., (prior thereto		University of
2020 E. Financial Way			Senior Vice President),		Virginia Law
Suite 100			and Managing Director,		School
Glendora, CA 91741			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

   TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Address	with the	of Time	Occupation During	Overseen	Directorships
And Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company Administration,		Managers
Suite 100			LLC (mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President	2	None.
(born 1973)		Term;	and Chief Financial
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		Jan.	positions), U.S.
615 East Michigan St.		2011.	Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	Indefinite	LLC since 1997.
Term;
Since
Sept.
2011.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Address	with the	of Time	Occupation During	Overseen	Directorships
And Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		Nov.	2006; formerly, Manager,
615 East Michigan St.		2009.	PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		Feb.	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007.
Suite 100
Glendora, CA 91741

Donna Barrette	Chief	Indefinite	Vice President and	Not	Not
(born 1966)	Compliance	Term;	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	U.S. Bancorp Fund
Fund Services, LLC		July 2011.	Services, LLC since
615 East Michigan St.	Anti-Money	Indefinite	August 2004.
Milwaukee, WI 53202	Laundering	Term;
	Officer	Since
July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

   TCM GROWTH FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2012, certain dividends paid by the TCM Small-Mid Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

TCM Small Mid Cap Growth Fund	0.00%

Dividends received deduction for the fiscal year ended September 30, 2012 was as follows:

TCM Small Mid Cap Growth Fund	0.00%

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

TCM GROWTH FUNDS

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

   TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SWFifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$21,900	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

    TCM Small-Mid Cap Growth Fund
	FYE 9/30/2011	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

       TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     December 6, 2012

By (Signature and Title)                      /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 3, 2012

* Print the name and title of each signing officer under his or her signature.